BADGLEY FUNDS, INC.

     Supplement to Prospectus dated June 24, 1998, as Supplemented July 1, 1999


     Portfolio Manager. The following individual is also a co-manager of the Badgley Balanced Fund concentrating on the Fund's fixed income securities.

     Andrea L. Blesi.  Ms. Blesi received a Bachelor of
Science degree in economics from the University of Minnesota in 1992. Prior to joining the Adviser as a portfolio manager and trader in 1998, Ms. Blesi was an associate vice president in the fixed income capital markets division at Dain Rauscher, Inc. for seven years.

     This information supplements and, to the extent applicable, supersedes the information contained on page 15 of the Prospectus.




This Supplement should be retained with your Prospectus for future reference.


 The date of this Prospectus Supplement is August 16, 1999.